ING USA Annuity and Life Insurance Company
and its Separate Account B
ING Focus Variable Annuity Contracts
Supplement dated June 23, 2009 to the Contract Prospectus dated April 30, 2007, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus dated April 30, 2007. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	The information for ING U.S. Bond Index Portfolio appearing in the Contract Prospectus under Appendix B– The Funds is hereby deleted and replaced with the following:

Fund Name	Investment Adviser/Subadviser	Investment Objective(s)
ING Variable Portfolios, Inc. – ING U.S. Bond Index Portfolio	ING Investments, LLC Subadviser: Neuberger Berman Fixed Income LLC	Seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index® .

2.	The following information replaces the 2nd paragraph of the “ING USA ANNUITY AND LIFE COMPANY” section located on page 4 of the Contract Prospectus in its entirety:

Directed Services LLC, the distributor of the Contracts and the investment manager of ING Investors Trust, is also a wholly owned indirect subsidiary of ING. ING also indirectly owns ING Investments, LLC and ING
Investment Management Co., portfolio managers of the ING Investors Trust and the investment managers of the
ING Variable Insurance Trust, ING Variable Products Trust and ING Variable Product Portfolios, respectively.

X.90516-09A	June 2009